UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 14, 2016
Date of Report (date of earliest event reported)
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WORKIVA INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	47-2509828 (I.R.S. Employer Identification Number)
2900 University Blvd Ames, IA 50010 (888) 275-3125
(Address of principal executive offices and zip code)
(888) 275-3125
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory arrangement with named executive officers

At the Annual Meeting of Shareholders on June 14, 2016 (the “Annual Meeting”), the shareholders of Workiva Inc. (the “Company”) approved the amendment and restatement of the Workiva Inc. 2014 Equity Incentive Plan (the “Amended and Restated Plan”) to increase the number of shares that may be issued under the Plan from 3,960,000 to 7,860,000. As a result, an additional 3,900,000 shares of Class A common stock are now available for issuance under the Amended and Restated Plan. The Amended and Restated Plan amends and restates the 2014 Equity Incentive Plan and all future awards granted thereunder will be subject to the terms of the 2014 Equity Incentive Plan as amended and restated. This summary is not a complete description of all the Amended and Restated Plan's provisions, and is qualified in its entirety by reference to the Amended and Restated Plan, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.
Item 5.07 - Submission of Matters to a Vote of Security Holders
The Company held its Annual Meeting of Stockholders on June 14, 2016. The results for each matter voted on by the stockholders at that meeting were as follows:

Proposal 1: Election of two Class I directors

Director	Term Expiring	For	Against	Abstain	Broker Non-Votes
Suku Radia	2019	123,578,816	2,247,852	12,931	10,280,390
Martin J. Vanderploeg	2019	124,508,542	1,322,399	8,658	10,280,390
As a result, each of Mr. Radia and Mr. Vanderploeg was elected for a term expiring at the 2019 annual meeting of stockholders.

Proposal 2: Approve the Amendment and Restatement of the Workiva Inc. 2014 Equity Incentive Plan to increase the number of shares that may be issued under the Plan

For	Against	Abstain	Broker Non-Votes
122,759,103	2,864,733	215,763	10,280,390
As a result, the Amendment and Restatement of the Workiva Inc. 2014 Equity Incentive Plan to increase the number of shares that may be issued under the Plan was approved.

Proposal 3: Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016

For	Against	Abstain
136,110,731	3,279	5,979
As a result, the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016 was ratified.
Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Workiva Inc. Amended and Restated 2014 Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2016

WORKIVA INC.

By:	/s/ Troy M. Calkins
Name:	Troy M. Calkins
Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Workiva Inc. Amended and Restated 2014 Equity Incentive Plan.